UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin 000-24385 39-0971239

(State or other jurisdiction (Commission file number) (IRS Employer of incorporation) Identification No.)

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 20, 2005, School Specialty, Inc. announced that it will hold a special meeting of the shareholders on Tuesday, August 23, 2005, for the purpose of adopting the Agreement and Plan of Merger dated May 31, 2005, by and among LBW Holdings, Inc., a Delaware corporation ("Buyer"), LBW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer ("Merger Sub"), and School Specialty, Inc., a Wisconsin corporation (the "Company").

A copy of the press release issued by the Company on July 20, 2005 announcing the date of the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the proposed merger, the Company will file a definitive proxy statement with the U.S. Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be also available free of charge at the Securities and Exchange Commission's website, http://www.sec.gov, and shareholders of the Company will also be able to obtain additional copies of the definitive proxy statement free of charge by directing their requests to School Specialty, Inc., W6316 Design Drive, Greenville, WI 54942, Attention: Chief Financial Officer.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation will be set forth in the definitive proxy statement relating to the merger when it becomes available.

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. School Specialty may not be able to complete the proposed merger on the terms described in this report or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of the buyer in the proposed merger to obtain financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of School Specialty are described in School Specialty's filings with the SEC, including Exhibit 99.2 to School Specialty's annual report on Form 10-K for the fiscal year ended April 30, 2005.

Item 9.01. Exhibits.

Exhibit No. Description

    Press Release of School Specialty, Inc., dated July 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Date: July 20, 2005

/s/ David J. Vander Zanden

David J. Vander Zanden

President and Chief Executive Officer

Date: July 20, 2005

/s/ Mary M. Kabacinski

Mary M. Kabacinski

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release of School Specialty, Inc., dated July 20, 2005.